Exhibit 32

CERTIFICATION
OF
CHIEF EXECUTIVE OFFICER
AND
CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        I, Margaret C. Whitman, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of Hewlett-Packard Company for the third quarter ended July 31, 2015 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Hewlett-Packard Company.

September 8, 2015

By:	/s/ MARGARET C. WHITMAN Margaret C. Whitman Chairman, President and Chief Executive Officer

        I, Catherine A. Lesjak, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of Hewlett-Packard Company for the third quarter ended July 31, 2015 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Hewlett-Packard Company.

September 8, 2015

By:	/s/ CATHERINE A LESJAK Catherine A. Lesjak Executive Vice President and Chief Financial Officer

        A signed original of this written statement required by Section 906 has been provided to Hewlett-Packard Company and will be retained by Hewlett-Packard Company and furnished to the Securities and Currency Commission or its staff upon request.